UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Brickell Avenue, Suite 1950 #1183

Miami, Florida 33131

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 432-9792

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

MIRA Pharmaceuticals Announces Completion of Phase 1 Single Ascending Dose for Oral Ketamir-2 with No Safety Concerns, Advances to Multiple Ascending Dose Stage

Following FDA IND clearance for neuropathic pain, the Company is preparing to initiate its U.S. Phase 2a trial in Q4 2025

On August 19, 2025, MIRA Pharmaceuticals, Inc. (the “Company”) announced the completion of the Single Ascending Dose (“SAD”) portion of its ongoing Phase 1 clinical trial evaluating oral Ketamir-2 in healthy adult volunteers.

The trial is being conducted at the Hadassah Clinical Research Center in Israel under the direction of Principal Investigator Prof. Yoseph Caraco.

The SAD portion of the trial enrolled 32 participants across four single dose cohorts ranging from 50 mg to 600 mg of Ketamir-2.

Dosing decisions were overseen by an independent Safety Steering Committee, which reviewed blinded emerging safety and tolerability data before advancing to next higher dose levels.

Safety monitoring also included the Columbia-Suicide Severity Rating Scale (C-SSRS), Bowdle Visual Analogue Scale (VAS), and Ketamine Side Effect Tool (KSET) questionnaires.

Based on blinded safety data available to date in the SAD portion, no severe or clinically significant adverse effects have been observed at any dose level.

The Company is proceeding to the Multiple Ascending Dose (“MAD”) portion of the trial, the final stage of Phase 1, which will evaluate three cohorts receiving daily oral doses of 150 mg, 300 mg, or 600 mg for five consecutive days in up to 24 participants.

The trial is designed to evaluate the safety, tolerability, and pharmacokinetics of repeated administration of Ketamir-2 in healthy adult volunteers.

The Company has previously received clearance from the U.S. Food and Drug Administration (FDA) for its Investigational New Drug (IND) application for Ketamir-2 in neuropathic pain and expects to initiate a U.S. Phase 2a clinical trial in Q4 2025, subject to ongoing results and regulatory review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACEUTICALS, INC.

Dated: August 19, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer